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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 24, 2007

COURTSIDE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32549	20-2521288
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, 17th Floor, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(212) 641-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, COURTSIDE ACQUISITION CORP. (“COURTSIDE”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING COURTSIDE SECURITIES, REGARDING ITS PROPOSED ACQUISITION OF SUBSTANTIALLY ALL OF THE ASSETS OF AMERICAN COMMUNITY NEWSPAPERS LLC (“ACN”), AS DESCRIBED IN THIS REPORT.  THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF COURTSIDE’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN JULY 2005, IS ASSISTING COURTSIDE IN THESE EFFORTS, WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF ITS OUT-OF-POCKET EXPENSES.  COURTSIDE, ACN AND EBC AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF COURTSIDE STOCKHOLDERS TO BE HELD TO APPROVE THE ACQUISITION.

STOCKHOLDERS OF COURTSIDE AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, COURTSIDE’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH COURTSIDE’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION.  SUCH PERSONS CAN ALSO READ COURTSIDE’S FINAL PROSPECTUS, DATED JUNE 30, 2005, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE COURTSIDE OFFICERS AND DIRECTORS AND OF EBC AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION.  THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION.  STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO:  COURTSIDE ACQUISITION CORP., 1700 BROADWAY, 17TH FLOOR, NEW YORK, N.Y. 10019.  THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, MAY ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

Item 1.01

Entry into a Material Definitive Agreement.

General; Structure of Acquisition

On January 24, 2007, Courtside Acquisition Corp. (“Courtside”) entered into an Asset Purchase Agreement (“Purchase Agreement”) with American Community Newspapers LLC (“ACN”) providing for the purchase by Courtside (or a subsidiary of Courtside to be formed for such purchase) of substantially all of ACN’s assets and the assumption by Courtside (or such subsidiary, without the release of Courtside from its obligations) of certain of ACN’s liabilities.  ACN Holding LLC, the sole member of ACN, is also a party to the Purchase Agreement, solely for limited purposes, and has approved the Purchase Agreement and the transactions contemplated thereby in accordance with the Delaware Limited Liability Company Act.

ACN is a leading community newspaper publisher with operations in three major U.S. markets – Minneapolis-St. Paul, Dallas-Ft. Worth and suburban Washington, D.C.-Northern Virginia.  In these markets, it publishes three daily and 60 weekly newspapers, each serving a specific community, and 10 niche publications, with a combined circulation of 875,000 copies.

Upon consummation of the acquisition, Eugene Carr, ACN’s chief executive officer, will become chairman of the board and chief executive officer of Courtside.

The acquisition is expected to be consummated in the second quarter of 2007, after the required approval by the stockholders of Courtside and the fulfillment of certain other conditions, as discussed herein.

Acquisition Consideration

Pursuant to the Purchase Agreement, Courtside will pay ACN $165,000,000 for substantially all of ACN’s assets at the closing, subject to a post-closing increase or decrease to the extent that ACN’s Balance Sheet Working Capital (as defined in the Purchase Agreement) is greater or less than $1,200,000.  Courtside will also pay ACN an additional $1,000,000 if ACN’s newspaper cash flow (“NCF”) (as defined in the Purchase Agreement) for 2008 is equal to or greater than $19,000,000, with such payment increasing to $15,000,000, in specified increments, if ACN’s NCF for 2008 equals or exceeds $21,000,000.  Courtside will also pay ACN a further $10,000,000 if, during any 20 trading days within any 30 trading day period through July 7, 2009, the last reported sale price of Courtside’s common stock exceeds $8.50 per share (equitably adjusted to account for stock combinations, stock splits, stock dividends and the like).  Courtside will also assume ACN’s contractual liabilities arising after the closing (other than liabilities for indebtedness for borrowed money or capital leases) and other liabilities to the extent such other liabilities are taken into account in the calculation of ACN’s Balance Sheet Working Capital.

Concurrently with the execution of the Purchase Agreement, Courtside placed $700,000 in escrow as a deposit on the purchase price.  The deposit shall be used to reimburse ACN for its reasonable out-of-pocket expenses if the Purchase Agreement is terminated because of the failure of Courtside’s stockholders to approve the acquisition or the holders of 20% or more of the shares Courtside’s common stock issued in its IPO (“Public Shares”) vote against the merger and seek conversion of their shares into a pro-rata portion of Courtside’s trust fund, so long as such failure was not the result of a material adverse effect on ACN.  The deposit is also payable to ACN as liquidated damages upon termination of the agreement for failure of the acquisition to be consummated by the termination date specified in the Purchase Agreement as a result of certain uncured breaches by Courtside if, at such time, ACN is not in material breach of its obligations under the Purchase Agreement.  Upon closing of the acquisition, the deposit will be applied against payment of the purchase price.

Courtside engaged Capitalink, L.C., an investment banking firm that regularly is engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions and other purposes, to render to Courtside’s board of directors its opinion on the fairness to Courtside stockholders of the consideration to be paid by Courtside to ACN and on the fair market value of ACN.  Capitalink delivered its written opinion to Courtside on January 22, 2007, which stated that, as of such date, and based upon and subject to the assumptions made, matters considered and limitations on its review as set forth in the opinion, (i) the consideration to be paid by Courtside in the acquisition is fair to Courtside’s stockholders from a financial point of view and (ii) the fair market value of ACN is at least equal to 80% of Courtside’s net assets.

Representations and Warranties

The Purchase Agreement contains representations and warranties of each of ACN and Courtside relating to, among other things, (a) proper organization and similar limited liability company and corporate matters, (b) capital structure of each constituent company, (c) the authorization, performance and enforceability of the Purchase Agreement, (d) licenses and permits, (e) taxes, (f) financial information and absence of undisclosed liabilities, (g) holding of leases and ownership of real property and other properties, including intellectual property, (h) accounts receivable, (i) contracts, (j) title to, and condition of, properties and environmental condition thereof, (k) absence of certain changes, (l) employee matters, (m) compliance with laws, (n) litigation and (o) regulatory matters.

Covenants

Courtside and ACN have each agreed to take such actions as are necessary to consummate the acquisition.  They have also agreed to continue to operate their respective businesses in the ordinary course prior to the closing and not to take certain specified actions without the prior written consent of the other party.

The Purchase Agreement also contains additional covenants of the parties, including covenants providing for:

(i)

The parties to use commercially reasonable efforts to obtain all necessary approvals from governmental agencies and other third parties that are required for the consummation of the transactions contemplated by the Purchase Agreement;

(ii)

The protection of confidential information of the parties and, subject to the confidentiality requirements, the provision of reasonable access to information;

(iii)

Courtside to prepare and file a proxy statement to solicit proxies from the Courtside stockholders to vote on proposals regarding the approval of the acquisition, the change of Courtside’s name to a name selected by Courtside, an amendment to Courtside’s certificate of incorporation deleting certain portions of Article Sixth thereof (relating to certain matters that will no longer be applicable after the acquisition) and the adoption of an incentive equity plan providing for the granting of options and other stock-based awards for at least 1,650,000 shares of Courtside common stock;

(iv)

ACN to waive its rights to make claims against Courtside to collect from the trust fund for any moneys that may be owed to them by Courtside; and

(vi)

The hiring by Courtside of ACN’s employees.

Employment Agreements

Courtside has entered into employment agreements with three of ACN’s officers, to be effective upon the closing of the acquisition.

The employment agreement with Eugene Carr, ACN’s current president and chief executive officer, provides for him to be employed as chairman of the board and chief executive officer of Courtside upon consummation of the acquisition at an annual salary of $295,000.  It also provides for him to be eligible to receive an annual bonus not to exceed half of his annual salary and for the grant to him at closing of non-qualified options to purchase 544,500 shares of Courtside common stock.

The employment agreement with Daniel J. Wilson, ACN’s current chief financial officer, provides for him to be employed as chief financial officer of Courtside upon consummation of the acquisition at an annual salary of $235,000.  It also provides for him to be eligible to receive an annual bonus not to exceed half of his annual salary and for the grant to him at closing of non-qualified options to purchase 330,000 shares of Courtside common stock.

The employment agreement with Jeffrey Coolman, ACN’s current vice president of sales and Minnesota group publisher, provides for him to be employed as vice president of sales and Minnesota group publisher of Courtside upon consummation of the acquisition at an annual salary of $175,000.  It also provides for him to be eligible to receive an annual bonus not to exceed $80,000 and for the grant to him at closing of non-qualified options to purchase 247,500 shares of Courtside common stock.

Each executive will also hold the same position with the operating subsidiary of Courtside that will be formed to hold the acquired assets and operate the ACN business after the acquisition as he holds with Courtside.  Each of the employment agreements is for a term of four years effective upon closing of the acquisition, provides for specified employee benefits, vacation periods, automobile allowances and, in certain circumstances, severance benefits and contains restrictive covenants regarding confidential information and, in certain circumstances, non-competition after termination of employment.  The options granted under the employment agreements will vest in eight equal semi-annual installments over the terms of employment.

Financing Commitments

Courtside has received commitments from the Bank of Montreal and BMO Capital Markets Corp. for up to $115,000,000 of senior secured credit facilities and $12,700,000 of senior notes, which may be used to fund a portion of the costs of the acquisition and the payment of related transaction costs, and with respect to the senior credit facilities, working capital, future acquisitions and general corporate purposes.  The commitments are subject to the execution of definitive agreements and other conditions.  Courtside has also engaged BMO Capital Markets Corp. to assist it in analyzing, structuring, negotiating and effecting the acquisition, to provide financial and general advice as to the consideration to be offered to ACN and to assist in making presentations to Courtside’s board concerning the acquisition, for which it will pay BMO Capital Markets Corp. an advisory fee if and when the acquisition is consummated.  Bank of Montreal presently is one of the primary providers of financing to ACN.

Richard D. Goldstein, Chairman of the Board and Chief Executive Officer of Courtside, and Bruce M. Greenwald, President and a director of Courtside, have agreed to lend Courtside funds it may require for operations prior to the closing of the acquisition.  Such borrowings by Courtside, if any, will be evidenced by promissory notes payable at the closing. Messrs. Goldstein and Greenwald have agreed that, if the acquisition is not consummated, they will seek repayment only from Courtside moneys not held in its trust fund.

Conditions to Closing

General Conditions

Consummation of the transactions is conditioned on (i) the Courtside stockholders, at a meeting called for these purposes, approving the acquisition and (ii) the holders of fewer than 20% of the Public Shares voting against the acquisition and exercising their right to convert their Public Shares into a pro-rata portion of the trust fund, calculated as of two business days prior to the anticipated consummation of the acquisition.

The approval of the acquisition will require the affirmative vote of the holders of a majority of the Public Shares present in person or represented by proxy and entitled to vote at the special meeting.  The holders of the Courtside common stock issued prior to its IPO, including the current officers and directors of Courtside, have agreed to vote such shares in the matter of the approval of the acquisition to the same effect as the majority of the Public Shares are voted.

The approval of the Courtside name change and the amendment of Article Sixth of Courtside’s certificate of incorporation will require the affirmative vote of the holders of a majority of the outstanding common stock of Courtside.  The approval of the long-term incentive plan will require the affirmative vote of a majority of the outstanding Courtside common stock present in person or by proxy at the stockholder meeting.  None of these approvals is a condition to the consummation of the acquisition.

In addition, the consummation of the transactions contemplated by the Purchase Agreement is conditioned upon, among other things, (i) no order, stay, judgment or decree being issued by any governmental authority preventing, restraining or prohibiting in whole or in part, the consummation of such transactions, (ii) the execution by and delivery to each party of each of the various transaction documents, (iii) the delivery by each party to the other party of a certificate to the effect that the representations and warranties of each party are true and correct in all material respects as of the closing and all covenants contained in the Purchase Agreement have been materially complied with by each party, (iv) the receipt of all necessary consents and approvals by third parties and the completion of necessary proceedings, and (v) Courtside’s common stock being listed for trading on the American Stock Exchange or Nasdaq or quoted on the OTC Bulletin Board.

ACN’s Conditions to Closing

The obligations of ACN to consummate the transactions contemplated by the Purchase Agreement also are conditioned upon, among other things, there being no material adverse change in the business of Courtside since the date of the Purchase Agreement.

Courtside's Conditions to Closing

The obligations of Courtside to consummate the transactions contemplated by the Purchase Agreement also are conditioned upon each of the following, among other things:

(i)

At the closing, there shall have been no material adverse change in the assets, liabilities or financial condition of ACN, its subsidiaries or their businesses since the date of the Purchase Agreement; and

(ii)

Messrs. Carr and Wilson being ready, willing and able to perform under their respective employment agreements.

Indemnification

To provide a fund for payment to Courtside with respect to its post-closing rights to indemnification under the Purchase Agreement for breaches of representations and warranties and covenants by ACN and liabilities not assumed by Courtside, there will be placed in escrow (with an independent escrow agent) $12,500,000 of the purchase price payable at closing (“Escrow Fund”).  Claims for indemnification may be asserted by Courtside once its damages exceed $500,000 and will be reimbursable to the extent damages exceed such amount, except that claims made with respect to certain specified representations and warranties and certain excluded liabilities will not be subject to such deductible. Any monies remaining in the Escrow Fund on the later of (i) one year from the closing date and (ii) the earlier of (A) the date that Courtside files its Annual Report on Form 10-K for the year ending December 31, 2007 and (B) the date on which Courtside’s audited financial statements for such year have been completed, or for such further period as may be required pursuant to the Escrow Agreement, shall be released to ACN.  However, notwithstanding such release from escrow, ACN shall continue to be responsible to pay Courtside, but not in excess of an amount equal to the funds so released, for established indemnification claims resulting from breaches of specified representations of ACN and made prior to the expiration of the thirtieth day after the respective statutes of limitations applicable to the subject matter of such representations.

Termination

The Purchase Agreement may be terminated at any time, but not later than the closing, as follows:

(i)

By mutual written consent of Courtside and ACN;

(ii)

By either Courtside or ACN if the acquisition is not consummated on or before the later of (A) May 31, 2007 and (B) 30 days after the distribution of the proxy statement has been approved by the SEC, or in any event by June 30, 2007;

(iii)

By either Courtside or ACN if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the acquisition, which order, decree, judgment, ruling or other action is final and nonappealable;

(iv)

By either Courtside or ACN if the other party has breached any of its covenants or representations and warranties in any material respect and has not cured its breach within thirty days of the notice of an intent to terminate, provided that the terminating party is itself not in breach; and

(v)

By either Courtside or ACN if, at the Courtside stockholder meeting, the acquisition shall fail to be approved by the affirmative vote of the holders of the Public Shares or the holders of 20% or more of the Public Shares exercise conversion rights.

Pursuant to a letter agreement dated January 24, 2007 between ACN and Richard D. Goldstein and Bruce M. Greenwald, if the Purchase Agreement is terminated as a result of the matters described in paragraph (v) above, Messrs. Goldstein and Greenwald will have the right, upon payment of $5,000,000 to ACN, to enter into an agreement providing for the sale to them (or an entity controlled by the principals of Alpine Capital LLC) by ACN of ACN’s assets on substantially the same terms and conditions as those contained in the Purchase Agreement except that the purchase price will be $175,000,000 cash at closing, with additional consideration of up to $15,000,000 based on NCF, but with no provision requiring an additional payment based on Courtside’s stock price.

Financial Information

The unaudited financial information included in Exhibit 99.2 to this Report was prepared by ACN, as a private company, and was derived from financial statements prepared in accordance with United States generally accepted accounting principles. Such financial information does not conform with SEC Regulation S-X. Accordingly, such historical information will be adjusted and presented differently in Courtside’s proxy statement to solicit stockholder approval of the acquisition.  Courtside is filing the attached financial information (Exhibit 99.2 to this Form 8-K) as Regulation FD Disclosure material.

Investor Presentation

Courtside is filing the attached investor presentation (Exhibit 99.3 to this Form 8-K) as Regulation FD Disclosure material.

Press Release

Courtside is filing the attached press release (Exhibit 99.1 to this Form 8-K) as Regulation FD Disclosure material.

Item 9.01

Financial Statements, Pro Forma Financial Information and Exhibits.

(d)

Exhibits:

Exhibit

Description

10.1

Purchase Agreement dated as of January 24, 2007 among Courtside Acquisition Corp., American Community Newspapers LLC and, solely for purposes of Section 2.22 thereof, ACN Holding LLC.*

10.2

Form of Escrow Agreement among Courtside Acquisition Corp. American Community Newspapers LLC and Continental Stock Transfer & Trust Company, as Escrow Agent.*

10.3

Deposit Escrow Agreement dated January 24, 2007 among Courtside Acquisition Corp., American Community Newspapers LLC and Continental Stock Transfer & Trust Company, as Escrow Agent.*

10.4

Employment Agreement dated as of January 24, 2007, between Courtside Acquisition Corp. and Eugene Carr.*

10.5

Employment Agreement dated as of January 24, 2007, between Courtside Acquisition Corp. and Daniel J. Wilson.*

10.6

Employment Agreement dated as of January 24, 2007, between Courtside Acquisition Corp. and Jeffrey Coolman.*

99.1

Press release of Courtside Acquisition Corp. dated January 24, 2007.*

99.2

Certain unaudited condensed financial statements of American Community Newspapers LLC.*

99.3

Investor Presentation.

*	To be filed by Amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

January 25, 2007

COURTSIDE ACQUISITION CORP.

By: /s/ Richard D. Goldstein

Name:  Richard D. Goldstein

Title: Chairman and Chief Executive Officer